NASTECH PHARMACEUTICAL COMPANY INC.

LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE

The undersigned, as an officer or director of Nastech Pharmaceutical Company Inc. (the "Company"), hereby constitutes and appoints Steven C. Quay, Philip C. Ranker and Bruce R. York, the undersigned's true and lawful attorney-in-fact and agent to complete and execute such Forms 144, Forms 3, 4 and 5 and other forms as such attorney shall in his or her discretion determine to be required or advisable pursuant to Rule 144 promulgated under the Securities Act of 1933 (as amended), Section 16 of the Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company, and to do all acts necessary in order to file such forms with the Securities and Exchange Commission, any securities exchange or national association, the Company and such other person or agency as the attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

	This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.

	This Limited Power of Attorney is executed at Bothell, WA, as of the date set forth below.


	/s/ Henry R. Costantino
	Signature

	Henry R. Costantino
	Type or Print Name

	Dated:  September 24, 2007

Witness:

/s/ Sheila A. Hadersberger
Signature

Sheila A. Hadersberger
Type or Print Name

Dated:  September 24, 2007


State of Washington

County of Snohomish

I certify that I have satisfactory evidence Henry R. Costantino is the person who appeared before me, and said person acknowledged that he signed this instrument (attached Limited Power of Attorney) on oath and stated that he was authorized to execute, and acknowledged it as Chief Scientific Officer of Nastech Pharmaceutical Company Inc., to be the free and voluntary act of such party for uses and purposes mentioned in the instrument.

Dated:  September 24, 2007


/s/ Donna C. Speron
Signature


Donna C. Speron
Type or Print Name

Notary Public in and for the State of Washington
My appointment expires:  March 29, 2011